TLGOF STKP

                        SUPPLEMENT DATED FEBRUARY 1, 1998
                             TO THE PROSPECTUSES OF

                           TEMPLETON AMERICAN TRUST
                       TEMPLETON DEVELOPING MARKETS TRUST
                      TEMPLETON GLOBAL OPPORTUNITIES TRUST
                                DATED MAY 1, 1997

                      TEMPLETON GLOBAL INFRASTRUCTURE FUND
                        TEMPLETON GROWTH AND INCOME FUND
                              DATED AUGUST 1, 1997

                             TEMPLETON FOREIGN FUND
                           TEMPLETON GLOBAL BOND FUND
                        TEMPLETON GLOBAL REAL ESTATE FUND
                  TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
                              TEMPLETON GROWTH FUND
                              TEMPLETON WORLD FUND
                              DATED JANUARY 1, 1998

The prospectus is amended as follows:

I. The following paragraph is added to the end of the section "Group Purchases - Class I Only" found under "How Do I Buy Shares? - Sales Charge Reductions and Waivers":

A  qualified  group  does not include a 403(b) plan that only allows salary
deferral   contributions.   403(b) plans that  only  allow   salary   deferral
contributions and that purchased Class I shares of the Fund at a reduced sales charge under the group purchase privilege before February 1, 1998, however, may continue to do so.

II. The section "Retirement Plans," found under "How Do I Buy Shares? - Sales Charge Reductions and Waivers," is replaced in its entirety with the following:

RETIREMENT PLANS. Retirement plans that (i) are sponsored by an employer with at least 100 employees, or (ii) have plan assets of $1 million or more, or (iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy Class I shares without a front-end sales charge. Retirement plans that are not Qualified Retirement Plans, SIMPLEs or SEPs must also meet the requirements described under "Group Purchases - Class I Only" above to be able to buy Class I shares without a front-end sales charge. We may enter into a special arrangement with a Securities Dealer, based on criteria established by the Fund, to add together certain small Qualified Retirement Plan accounts for the purpose of meeting these requirements.

For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge may apply if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.

Any retirement plan that does not meet the requirements to buy Class I shares without a front-end sales charge and that was a shareholder of the Fund on or before February 1, 1995, may buy shares of the Fund subject to a maximum sales charge of 4% of the Offering Price, 3.2% of which will be retained by Securities Dealers.

III. The following replaces the second paragraph under "How Do I Sell Shares? - Contingent Deferred Sales Charge":

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class I shares without a front-end sales charge may also be subject to a Contingent Deferred Sales Charge if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the account's initial purchase in the Franklin Templeton Funds.

IV. The following definition is added to the "Useful Terms and Definitions" section:

SIMPLE (Savings Incentive Match Plan for Employees) - An employer sponsored salary deferral plan established under section 408(p) of the Code